Deutsche Bank Global Financial Services Investor Conference William H. Rogers, Jr., Chairman and Chief Executive Officer, SunTrust Banks, Inc. May 27, 2014

2 Important Cautionary Statement The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2013 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, the Company presents net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future efficiency improvement are forward looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013 and in other periodic reports that we file with the SEC. Those factors include: as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, particularly unemployment levels and home prices in the U.S., and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; our framework for managing risks may not be effective in mitigating risk and loss to us; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we will realize future losses if the proceeds we receive upon liquidation of NPAs are less than the carrying value of such assets; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans, and may be terminated as a servicer or master servicer, be required to repurchase a mortgage loan or reimburse investors for credit losses on a mortgage loan, or incur costs, liabilities, fines and other sanctions if we fail to satisfy our servicing obligations, including our obligations with respect to mortgage loan foreclosure actions; financial difficulties or credit downgrades of mortgage and bond insurers may adversely affect our servicing and investment portfolios; we are subject to risks related to delays in the foreclosure process; we face risks related to recent mortgage settlements; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies and practices; our mortgage production and servicing revenue can be volatile; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; changes in interest rates could also reduce the value of our MSRs and mortgages held for sale, reducing our earnings; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on our common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

# Franchise Overview

## Who is SunTrust?

- A leading financial institution focused on meeting clients' needs and improving their financial well-being
- Our organization is differentiated by:
  - A "Client First" culture that has generated high loyalty
  - Being the right size—large enough to compete with anyone while still being nimble
  - Diversity—a strong regional bank, augmented with key national businesses
  - Leading market shares in high growth and densely populated markets in the Southeast and Mid-Atlantic
  - A management team with increased intensity on capitalizing upon SunTrust's strengths

## Diverse Business Mix[1]



Other 6%
Mortgage Banking 11%
CRE 3%
Commercial and Business Banking 12%
Corporate and Investment Banking 18%
Consumer Lending 7%
Private Wealth Management 11%
Retail Banking 32%

## Leading Market Shares in Growth Markets



Deposit Market Share in Respective Top 10 MSAs[2]
STI #2 of 11
13.7%
Peer Median
8.1%
Projected Population Growth of Footprint[3]
STI #1 of 11
4.9%
Peer Median
2.9%

1. Based on 2013 FTE Revenue. Other includes Corporate, institutional asset management, equipment finance group, insurance premium financing and certain Treasury & Payment Solutions standalone client sub-segments
2. Source: SNL Financial, as of 6/30/13, based on top 10 MSAs (by deposits) for each institution. Numerator is company's total deposits in its Top 10 MSAs and denominator is total deposits in those 10 MSAs
3. Source: SNL Financial, as of 5/7/14, based on five-year projected change (2013-2018). Weighted average by deposits by state

Note: Peers include: BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC

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4 SunTrust Markets Are Improving Case-Shiller Housing Index Feb’12 – Feb’14 Unemployment Rate Changes1 Apr’12 – Apr’14 1. Source: The United States Department of Labor. State unemployment rates for April 2014 are preliminary 35% 28% 25% 23% 17% Atlanta Miami Tampa 20 City Composite Washington, DC -3.9% -3.0% -2.8% -2.1% -1.9% -1.9% -1.8% -1.3% -1.0% SC NC FL GA TN USA DC MD VA

5 $226 $110 0.76% 0.35% 1Q 13 1Q 14 $59.2 $65.7 $42.3 $42.8 $19.3 $20.7 1Q 13 1Q 14 $0.63 $0.73 1Q 13 1Q 14 Solid Progress on Key Fronts Earnings Per Share ($ in millions) Net Charge-offs 0.83% 0.93% 1Q 13 1Q 14 Return on Average Assets Loan Growth Residential Consumer Commercial $120.8 $129.2 ($ in billions, period end balances)

6 68.9% 65.3% 2012 Revenue Loss Net Expense Reductions 2013 Revenue Initiatives Expense Initiatives 2014 Adjusted Tangible Efficiency Ratio1 +4.1% (7.8%) <64% 1. GAAP efficiency ratios were 59.3% and 71.2% for 2012 and 2013, respectively. Please refer to the appendix for the GAAP reconciliations Note: Charts are not drawn to scale and totals may not foot due to rounding Recent Progress Driven Entirely by Expense Reductions… …A More Balanced Approach Required Today Deepen Client Relationships Optimize Balance Sheet and Business Mix Drive Execution Excellence and Build a Performance Culture

# Focus Areas by Segment

| | Strategic Focus (● Revenue Focus ○ Expense Focus) | 1Q14 Adjusted Tangible Efficiency | Key Focus Areas (Ⓡ Revenue Initiative Ⓔ Expense Initiative) |
|---|---|---|---|
| Wholesale Banking |  | 54.1%[1] | Ⓡ CIB and CRE expansion<br>Ⓡ Improve Commercial and Business Banking productivity<br>Ⓡ Enhance Treasury and Payment Solutions capabilities<br>Ⓔ Consolidate certain operations locations |
| Consumer Banking and Private Wealth Management |  | 68.7%[1] | Ⓡ Deepen client relationships via wealth management, investments, & credit card<br>Ⓡ Grow consumer lending<br>Ⓔ Continue digital investments and optimize delivery model |
| Mortgage Banking |  | 79.9%[2] | Ⓡ Drive increased purchase origination via an improved client experience and higher cross-sell<br>Ⓔ Further reduce legacy assets and associated costs<br>Ⓔ Reduce cost to originate |
| Consolidated |  | 64.9%[3] | Ⓡ Continue recent loan growth momentum<br>Ⓡ Meet more client needs<br>Ⓔ Streamline operations and support costs<br>Ⓔ Maintain broader expense discipline |

1. Reported efficiency ratios were 59.9% and 70.8% for Wholesale Banking and Consumer Banking and Private Wealth Management. The impact from excluding the amortization of intangible assets was (1.1%) and (2.1%), respectively. Wholesale Banking adjusted tangible efficiency excludes a $36 million affordable housing impairment. Please refer to appendix for efficiency ratio reconciliations
2. Mortgage Banking reported efficiency ratio was the same as the tangible efficiency ratio
3. Calculated on a tangible basis and excluding certain items that are material and/or potentially nonrecurring. The GAAP efficiency ratio was 66.8%. Please refer to the appendix for efficiency ratio reconciliations

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8 2012 2013 $907 $1,509 2008 2013 58% 44% $0.8 $2.3 $1.8 $2.1$1.0 $2.0 $1.4 $0.9 $0.3 $0.4 1Q 13 1Q 14 Commercial and Business Banking Wholesale Banking Areas of Focus Leverage CIB Momentum 1. Represents loan balances in Commercial Real Estate line of business. “Other” includes Special Assets Division, Portfolio Management, Residential, and Portfolio Acquisitions Note: Totals may not foot due to rounding Grow CRE1 Invest in Treasury and Payment Solutions Improve Productivity and Efficiency in Commercial and Business Banking ($ in billions, average balances) Affordable Housing REITS Institutional RE Regional CRE Other $5.2 $7.8 ($ in millions) Corporate and Investment Banking 2013 Efficiency Ratio Revenue

9 $2,594 $2,786 $149 $434 1Q 13 1Q 14 1Q 13 1Q 14 1,574 1,501 1Q 13 1Q 14 1Q 13 1Q 14 1. Represents core needs met in the retail branch network. Core products include Checking, Savings, Credit Cards, Loans & Lines, Mortgage, Investment Referrals, Business Loans, Merchant Sales and Money Services (prepaid debit cards) 2. Includes retail investment income and trust & investment management income in the Consumer Banking & PWM segment. Excludes Ridgeworth revenues, which are in the Wholesale Banking segment Consumer Banking & Private Wealth Management Areas of Focus ($ in millions) Continue to Improve Retail Productivity Optimize the Delivery Model Grow Consumer Lending Production New Products/ Increased Focus $2,743 $3,220 Consumer Credit Card, LightStream All Other Expand Wealth Management Noninterest Income2 Branch Count Mobile & ATM Deposits Core Needs Met1 / FTE / Day $142 $155 1Q 13 1Q 14

10 E x it e d 43% 54% 11% 33% 46% 13% 1Q 13 1Q 14 Future Goal 4.7% 2.6% 1Q 13 1Q 14 $0.7 $0.4 1Q 13 Q 14 Mortgage Banking Areas of Focus ($ in billions) Simplify and Focus the Business Model Continue Resolution of Legacy Mortgage Maintain Disciplined Expense Management Originate High Quality Mortgages Residential Mortgage NPLs (Non-Gtd) Loss Rate = 2.6 bps 2 1. Graph depicts origination mix by channel 2. Graphs not drawn to scale. Total losses include net charge-offs and repurchase losses for loans originated from 1/1/09 to 3/31/14 Delinquent UPB / Total Servicing UPB ($ in billions) ($ in millions) Retail Correspondent Wholesale Retail ~35-40% 1 $0.04 $269 $187 1Q 13 1Q 14 Correspondent ~60-65% Noninterest Expense Consumer Direct C o m b in e d $167.5 Total Originations 2009 - 1Q 14 Cumulative Losses 2009 - 1Q 14 Vintages

11 Investment Thesis Why SunTrust? • Attractive franchise with leading market shares in growth markets; businesses that are well-positioned to take advantage of the economic recovery • Diverse revenue streams; making targeted investments to drive further growth • Demonstrated expense discipline; committed to long-term efficiency objectives • Further potential in improving overall return profile

Appendix

# Reconciliation of Efficiency Ratio

| | Consolidated | | | Wholesale |
|---|---|---|---|---|
| | 2012 | 2013 | 1Q 14 | 1Q 14 |
| **Reported (GAAP) Basis** | | | | |
| Total Revenue - FTE | $10,598 | $8,194 | $2,030 | $758 |
| Total Noninterest Expense | 6,283 | 5,831 | 1,357 | 454 |
| Amortization of Intangibles / Impairment of Goodwill | 46 | 23 | 3 | 1 |
| Efficiency Ratio | 59.3% | 71.2% | 66.8% | 59.9% |
| Tangible Efficiency Ratio[1] | 58.9% | 70.9% | 66.7% | 58.8% |
| **Adjusted Basis** | | | | |
| Reported Revenue - FTE | $10,598 | $8,194 | $2,030 | $758 |
| Adjustment Items: | | | | |
| Securities Gains / (Losses) | 1,974 | 2 | (1) | - |
| 3Q-4Q 12 Student / Ginnie Mae Loan Sale (Losses) | (92) | - | - | - |
| Fair Value Items (Trading) | (55) | 7 | (2) | - |
| Fair Value Items (Mortgage) | 15 | (12) | 5 | - |
| GSE Mortgage Repurchase Settlements | - | (63) | - | - |
| Adjusted Revenue[2] - FTE | $8,756 | $8,260 | $2,029 | $758 |
| Reported Noninterest Expense | $6,283 | $5,831 | $1,357 | $454 |
| Adjustment Items: | | | | |
| Affordable Housing Impairment | 96 | - | 36 | 36 |
| Charitable Contribution of KO Shares | 38 | - | - | - |
| Real Estate Charge | 17 | - | - | - |
| Goodwill Impairment | 7 | - | - | - |
| Loss on Debt Extinguishment | 16 | - | - | - |
| Severance | 40 | - | - | - |
| Settlement of Certain Legal Matters | - | 323 | - | - |
| Mortgage Servicing Advances Allowance Increase | - | 96 | - | - |
| Adjusted Expense[2] | $6,070 | $5,412 | $1,321 | $418 |
| Efficiency Ratio - Adjusted Basis | 69.3% | 65.5% | 65.1% | 55.1% |
| Tangible Efficiency Ratio - Adjusted Basis[1] | 68.9% | 65.3% | 64.9% | 54.1% |

1. Tangible efficiency ratio calculation at the segment level excludes the associated funding costs of intangible assets
2. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions

Note: Totals may not foot due to rounding

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